PRUDENTIAL INVESTMENT PORTFOLIOS 9
Prudential Large-Cap Core Equity Fund

Supplement dated June 30, 2011
to the Prospectus dated January 11, 2011

Effective July 1, 2011, the Fund’s Annual Fund Operating Expenses will be capped. In addition, effective July 1, 2011, the Distributor of the Fund has agreed to limit the Fund’s Class A distribution and service (12b-1) fees to 0.25% of the Fund’s Class A average daily net assets. To reflect these changes, the Summary Section of the Fund’s Prospectus is hereby revised, as explained below:

The table entitled “Annual Fund Operating Expenses” is deleted in its entirety and the following new table is substituted:

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class L	Class M	Class X	Class Z
Management fees	.65	.65	.65	.65	.65	.65	.65
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00	None
+ Other expenses	.53	.53	.53	.53	.53	.53	.53
= Total annual Fund operating expenses	1.48	2.18	2.18	1.68	2.18	2.18	1.18
- Fee waiver or expense reimbursement	(.28)	(.23)	(.23)	(.23)	(.23)	(.23)	(.23)
= Net annual Fund operating expenses	1.20	1.95	1.95	1.45	1.95	1.95	.95

The table entitled “Example” is deleted in its entirety and the following new table is substituted:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$666	$966	$1,288	$2,199	$666	$966	$1,288	$2,199
Class B	$698	$960	$1,249	$2,235	$198	$660	$1,149	$2,235
Class C	$298	$660	$1,149	$2,495	$198	$660	$1,149	$2,495
Class L	$714	$1,053	$1,415	$2,430	$714	$1,053	$1,415	$2,430
Class M	$798	$1,060	$1,349	$2,318	$198	$660	$1,149	$2,318
Class X	$798	$1,060	$1,449	$2,495	$198	$660	$1,149	$2,495
Class Z	$97	$352	$627	$1,411	$97	$352	$627	$1,411

° The manager of the Fund has contractually agreed through February 29, 2012 to cap the Fund’s annual operating expenses at 0.95% (exclusive of 12b-1 fees and certain other fees). This expense cap may not be terminated prior to February 29, 2012, and may be renewed, modified or terminated thereafter. The decision on whether to renew, modify or terminate the expense cap is subject to review by the manager and the Fund’s Board of Trustees.

° The distributor of the Fund has contractually agreed through February 29, 2012 to limit the Fund’s Class A distribution and service (12b-1) fees to 0.25% of the Fund’s Class A average daily net assets. This waiver may not be terminated prior to February 29, 2012. The decision on whether to renew, modify or terminate the waiver is subject to review by the distributor and the Fund’s Board of Trustees.

LR387